SECURITIES PURCHASE AGREEMENT

      SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of March 21, 2006, by and among IPEX, Inc., a Nevada corporation with offices located at 9255 Towne Centre Drive, Suite 235, San Diego, California 92121 (the "Company"), RGB Channel, Inc., a Nevada corporation and wholly owned subsidiary of the Company with offices located at 9255 Towne Centre Drive, Suite 235, San Diego, California 92121 ("RGB Channel"), and each of the purchasers set forth on the signature pages hereto (the "Buyers").

      WHEREAS:

      A. The Company, RGB Channel and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act");

      B. Buyers desire to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement 10% secured convertible notes of the Company, in the form attached hereto as Exhibit "A", in the minimum aggregate principal amount of Five Hundred Thousand Dollars ($500,000) (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the "Notes"), convertible into shares of common stock, $.001 par value per share, of the Company (the "IPEX Common Stock") or shares of common stock, $.001 par value per share, of RGB Channel (the "RGB Common Stock") upon the terms and subject to the limitations and conditions set forth in such Notes (the IPEX Common Stock and the RGB Common Stock is collectively referred to herein as the "Common Stock");

      C. Each Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of Notes as is set forth immediately below its name on the signature pages hereto;

      D. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Security Agreement, in the form attached hereto as Exhibit "B" (the "Security Agreement"), pursuant to which the Company has agreed to grant the Buyers a first priority security interest in certain property of Company and RGB Channel to secure the prompt payment, performance and discharge in full of all of the Company's obligations under the Notes.

      NOW THEREFORE, the Company, RGB Channel and each of the Buyers severally (and not jointly) hereby agree as follows:

      1.    PURCHASE AND SALE OF NOTES.

            a. Purchase of Notes. On the Closing Date (as defined below), the Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company such principal amount of Notes as is set forth immediately below such Buyer's name on the signature pages hereto.

            b. Form of Payment. On the Closing Date (as defined below), (i) each Buyer shall pay the purchase price for the Notes to be issued and sold to it at the Closing (as defined below) (the "Purchase Price") by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, against delivery of the Notes in the principal amount equal to the Purchase Price, and (ii) the Company shall deliver such Notes duly executed on behalf of the Company, to such Buyer, against delivery of such Purchase Price. Wire instructions for the Company are:

                  Bank:            Wells Fargo Bank
                                   7714 Girard Avenue
                                   La Jolla, CA 92037
                                   USA

                  For Credit to:   Ipex Inc. - Convertible Note Funding Account.
                                   9255 Town Centre Drive
                  Suite 235
                                   San Diego, CA 92121
                                   USA

                  Account No.:     798 610 3153

                  Routing No.:     122000247

            c. Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 5 and Section 6 below, the date and time of the issuance and sale of the Notes pursuant to this Agreement (the "Closing Date") shall be 3:00 p.m., Eastern Standard Time on March 3, 2006, or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the Closing Date at such location as may be agreed to by the parties.

      2. BUYERS' REPRESENTATIONS AND WARRANTIES. Each Buyer severally (and not jointly) represents and warrants to the Company solely as to such Buyer that:

            a. Investment Purpose. As of the date hereof, the Buyer is purchasing the Notes and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Notes (including, without limitation, such additional shares of Common Stock, if any, as are issuable (i) on account of interest on the Notes, or (ii) as a result of the events described in Section 1.5(g) of the Notes, such shares of Common Stock being collectively referred to herein as the "Conversion Shares" and, collectively with the Notes, the "Securities", for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

            b. Accredited Investor Status. The Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated pursuant to the Securities Act (an "Accredited Investor").

            c. Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

            d. Information. The Buyer and its advisors, if any, have been, and for so long as the Notes remain outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been, and for so long as the Notes remain outstanding will continue to be, afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a significant degree of risk.

            e. Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

            f. Transfer or Re-sale. The Buyer understands that (i) except as provided in Section 4(d) of this Agreement, the sale or re-sale of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Securities may not be transferred unless (A) the Securities are sold pursuant to an effective registration statement under the Securities Act, (B) the Buyer shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (C) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144")) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited
Investor, (D) the Securities are sold pursuant to Rule 144, or (E) the Securities are sold pursuant to Regulation S under the Securities Act (or a successor rule) ("Regulation S"), and the Buyer shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities
Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to Section 4(d) of this Agreement).

            g. Legends. The Buyer understands that the Notes and, until such time as the Conversion Shares have been registered under the Securities Act as contemplated by Section 4(d) of this Agreement or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

      "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 or Regulation S under said Act."

      The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act, which opinion shall be accepted by the Company so that the sale or transfer is effected or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144 or Regulation S. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

            h. Authorization; Enforcement. This Agreement, the Security Agreement and the Notes have been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes, and upon execution and delivery by the Buyer of the Security Agreement, such agreement will constitute, valid and binding agreements of the Buyer enforceable in accordance with their terms.

            i. Residency. The Buyer is a resident of the jurisdiction set forth immediately below such Buyer's name on the signature pages hereto.

      3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND RGB CHANNEL. The Company and RGB Channel each represents and warrants to each Buyer as follows:

            a. Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Schedule 3(a) sets forth a list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. "Subsidiaries" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

            b. Authorization; Enforcement. (i) Each of the Company and RGB Channel has all requisite corporate power and authority to enter into and perform this Agreement, the Security Agreement and the Notes and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Security Agreement and the Notes by the Company and RGB Channel and the consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Notes and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been duly authorized by each of the Company's and RGB Channel's Board of Directors and no further consent or authorization of the Company, RGB Channel, their respective Board of Directors, or shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company and by RGB Channel by their respective authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company and RGB Channel accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company and/or RGB Channel of the Security Agreement and the Notes, each of such instruments will constitute, legal, valid and binding obligations of the Company and RGB Channel enforceable against the Company and RGB Channel in accordance with its terms.

            c. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of: (i) 75,000,000 shares of IPEX Common Stock, of which 17,861,293 shares are issued and outstanding, and 4,357,159 shares are reserved for issuance pursuant to securities (other than the Notes) exercisable for, or convertible into or exchangeable for shares of IPEX Common Stock; and
(ii) no shares of preferred stock. As of the date hereof, the authorized capital stock of RGB Channel consists of: (i) 100,000,000 shares of RGB Common Stock, of which one share is issued and outstanding, 10,000,000 shares are reserved for issuance to IPEX as consideration for the transfer and assignment of certain assets to RGB Channel, and no shares are reserved for issuance pursuant to securities (other than the Notes) exercisable for, or convertible into or exchangeable for shares of RGB Common Stock; and (ii) 5,000,000 shares of preferred stock, of which no shares are issued and outstanding and no shares are reserved for issuance. All of such outstanding shares of capital stock of the Company and of RGB Channel are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company or of RGB Channel are subject to preemptive rights or any other similar rights of the shareholders of the Company or RGB Channel or any liens or encumbrances imposed through the actions or failure to act of the Company or RGB Channel. Except as disclosed in Schedule 3(c), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company, or any of its Subsidiaries including, but not limited to RGB Channel, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except pursuant to Section 4(d) of this Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company or RGB Channel (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Notes or the Conversion Shares. The Company has furnished to the Buyer true and correct copies of the Company's Articles of Incorporation and RGB Channel's Articles of Incorporation as in effect on the date hereof ("Articles of Incorporation"), the Company's and RGB Channel's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for IPEX Common Stock or RGB Common Stock and the material rights of the holders thereof in respect thereto.

            d. Issuance of Shares. The Conversion Shares are duly authorized and reserved for issuance and, upon conversion of the Notes in accordance with their terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Company or of RGB Channel and will not impose personal liability upon the holder thereof.

            e. Acknowledgment of Dilution. The Company and RGB Channel understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares upon conversion of the Notes. The Company and RGB Channel each further acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes in accordance with this Agreement and the Notes is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company or of RGB Channel.

            f. No Conflicts. The execution, delivery and performance of this Agreement, the Security Agreement and the Notes by the Company and/or RGB Channel and the consummation by the Company and by RGB Channel of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any provision of the Articles of Incorporation or By-laws of each respective company, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company, RGB Channel or their respective securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Articles of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as a Buyer owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, neither the Company nor RGB Channel is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement, the Security Agreement or the Notes in accordance with the terms hereof or thereof or to issue and sell the Notes in accordance with the terms hereof and to issue the Conversion Shares upon conversion of the Notes. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the OTC Bulletin Board (the "OTCBB") and does not reasonably anticipate that the IPEX Common Stock will be delisted by the OTCBB in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

            g. SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to each Buyer true and complete copies of the SEC Documents not available on the EDGAR system that have been requested by each Buyer. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 2004 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

            h. Absence of Certain Changes. Since December 31, 2004, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations or prospects of the Company or any of its Subsidiaries which has not been reported in the SEC Documents.

            i. Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing which fact or circumstances have not been reported in the SEC Documents.

            j. Patents, Copyrights, etc. The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights ("Intellectual Property") necessary to enable it to conduct its business as now operated and described in the SEC Documents; there is no claim or action by any person pertaining to, or proceeding pending, or to the Company's knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated; to the best of the Company's knowledge, the Company's or its Subsidiaries' current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

            k. No Materially Adverse Contracts, Etc. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

            l. Tax Status. Except as set forth on Schedule 3(l), the Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company's or RGB Channel's tax returns is presently being audited by any taxing authority.

            m. Certain Transactions. Except as described in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

            n. Disclosure. All information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

            o. Acknowledgment Regarding Buyers' Purchase of Securities. The Company acknowledges and agrees that the Buyers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by any Buyer or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyers' purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its Subsidiaries.

            p. No Integrated Offering. Neither the Company, RGB Channel, nor any of their affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Buyers. The issuance of the Securities to the Buyers will not be integrated with any other issuance of the Company's or RGB Channel's securities (past, current or future).

            q. No Brokers. Except as set forth on Schedule 3(q), neither the Company nor RGB Channel has taken any action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

            r. Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "Company Permits"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since December 31, 2004, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

            s.    Environmental Matters.

                  (i)   To the Company's knowledge,  with respect to the Company
or any of its Subsidiaries or any predecessor of the Company, there are no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company's knowledge, threatened in connection with any of the foregoing. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

                  (ii) Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company's or any of its Subsidiaries' business.

                  (iii) To the Company's knowledge, there are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

            t. Title to Property. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

            u. Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

            v. Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            w. Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

            x. Solvency. The Company (after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not, after giving effect to the transaction contemplated by this Agreement, have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature.

            y. No Investment Company. Neither the Company nor RGB Channel is, and upon the issuance and sale of the Securities as contemplated by this Agreement will not be an "investment company" required to be registered under the Investment Company Act of 1940 (an "Investment Company"). Neither the Company nor RGB Channel is controlled by an Investment Company.

      4.    COVENANTS.

            a. Best Efforts. The parties shall use their best efforts to satisfy timely each of the conditions described in Section 5 and Section 6 of this Agreement.

            b. Form D; Blue Sky Laws. The Company and RGB Channel each agrees to file a Form D with respect to the Securities as required under Regulation D. The Company and RGB Channel shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification).

            c. Reporting Status; Eligibility to Use Form SB-2. The IPEX Common Stock is registered under Section 12(g) of the Exchange Act. The Company represents and warrants that it meets the requirements for the use of Form SB-2 for registration of the sale by the Buyer of the Registrable Shares (as defined herein). So long as the Buyer beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

            d.    Registration Rights.

                  (i) If at any time after the Buyers convert all of the Notes into IPEX Common Stock or RGB Common Stock the Company (or RGB Channel if the Buyers convert the Notes into RGB Common Stock) shall determine to file with the SEC a registration statement (the "Registration Statement") relating to an offering for its own account or the account of others under the Securities Act, of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with an acquisition of any entity or business or equity securities issuable in connection with employee benefit plans), the Company (or RGB Channel if the Buyers convert the Notes into RGB Common Stock) shall include in such Registration Statement all of the IPEX Common Stock or RGB Common Stock issued upon conversion of the Notes (the "Registrable Shares"). The Company (or RGB Channel if the Buyers convert the Notes into RGB Common Stock) shall use its best efforts to cause the Registration Statement to be declared effective by the Commission as promptly as possible after the filing thereof and shall use its best efforts to keep the Registration Statement continuously effective until the earlier of: (A) the date when all Registrable Shares covered by such
Registration Statement have been sold publicly; or (B) the date when all Registrable Shares may be sold pursuant to Rule 144(k) under the Securities Act (the "Effectiveness Period").

                  (ii) In connection with the registration obligations hereunder, the Company (or RGB Channel if the Buyers convert the Notes into RGB Common Stock) shall: (A) prepare and file with the SEC such amendments, including post-effective amendments, to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the Registrable Shares for the Effectiveness Period; (B) cause the related prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 promulgated under the Securities Act;
(C) respond as promptly as reasonably possible to any comments received from the SEC with respect to the Registration Statement or any amendment thereto; and (D) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Shares covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the selling shareholders set forth in the Registration Statement as so amended or in such prospectus as so supplemented.

                  (iii) The Company (or RGB Channel if the Buyers convert the Notes into RGB Common Stock) shall pay all fees and expenses incident to the performance of or compliance with this Section 4(d), including: (A) all registration and filing fees and expenses, including without limitation those related to filings with the SEC; and (B) printing expenses (including without limitation expenses of printing certificates for Registrable Shares and of printing prospectuses requested by the Buyers).

            e. Use of Proceeds. The Company shall use the proceeds from the sale of the Notes in the manner set forth in Schedule 4(d) attached hereto and made a part hereof and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with its currently existing direct or indirect Subsidiaries).

            f. Subsequent Financings of the Company. So long as the Company shall have any obligation under the Notes, if the Company sells IPEX Common Stock or any warrants or other rights, whether or not immediately exercisable, to subscribe for or to purchase IPEX Common Stock or other securities convertible into or exchangeable for IPEX Common Stock pursuant to a financing transaction, the Borrower shall use the proceeds of such a financing transaction to redeem the Notes.

            g. Authorization and Reservation of Shares. The Company and RGB Channel each shall at all times while the Notes are outstanding have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Notes and issuance of the Conversion Shares in connection therewith (based on the Conversion Price of the Notes in effect from time to time) and as otherwise required by the Notes (the "Reserved Amount"). If at any time the number of shares of Common Stock authorized and reserved for issuance ("Authorized and Reserved Shares") is below the Reserved Amount, the Company and/or RGB Channel, as applicable, will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to meet the obligations under this Section 4(g), in the case of an insufficient number of authorized shares, obtain shareholder approval of an increase in such authorized number of shares, and voting the management shares of the Company and RGB Channel in favor of an increase in the authorized shares to ensure that the number of authorized shares is sufficient to meet the Reserved Amount.

            h. Corporate Existence. So long as a Buyer beneficially owns any Notes, the Company and RGB Channel shall maintain its respective corporate existence and shall not sell all or substantially all of its respective assets without the prior written consent of the Buyers, except in the event of a merger or consolidation or sale of all or substantially all of such assets, where the surviving or successor entity in such transaction (i) assumes the Company's and RGB Channel's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation.

            i. No Integration. Neither the Company nor RGB Channel shall make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company or RGB Channel.

            j. Registration Rights Waivers. The Company shall use its best efforts to obtain, on or before the Registration Statement is filed pursuant to
Section 4(d), waivers from all holders of registration rights relating to its securities of any kind whatsoever and will not, whether or not such waivers are obtained, include for registration on the Registration Statement any securities held by any holders other than the Buyers.

      5. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The obligation of the Company hereunder to issue and sell the Notes to a Buyer at the
Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

            a. The applicable Buyer shall have executed this Agreement and the Security Agreement, and delivered the same to the Company.

            b. The applicable Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above.

            c. The representations and warranties of the applicable Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the applicable Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Buyer at or prior to the Closing Date.

            d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

      6. CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE. The obligation of each Buyer hereunder to purchase the Notes at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for such Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

            a. The Company and RGB Channel shall have executed this Agreement and the Security Agreement and delivered the same to the Buyer.

            b. The Company shall have delivered to such Buyer duly executed Notes in accordance with Section 1(b) above.

            c. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

            d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

            e. No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

      7.    GOVERNING LAW; MISCELLANEOUS.

            a. Governing Law. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN SAN DIEGO, CALIFORNIA WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. ALL PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. ALL PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. ALL PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY OR PARTIES WHICH DO NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

            b. Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

            c. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

            d. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

            e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

            f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                   If to the Company or RGB Channel:

                            IPEX, Inc.
                            9255 Towne Centre Drive
                            San Diego, California 92121
                            Attention:  Chief Executive Officer
                            Telephone: (858) 720-8000
                            Facsimile:  (858) 204-6115

                   With a copy to (which shall not constitute notice):

                            Sichenzia Ross Friedman Ference LLP
                            1065 Avenue of the Americas
                            New York, New York 10018
                            Attention:  Marc J. Ross, Esq.
                            Telephone: (212) 930-9700
                            Facsimile:  (212) 930-9725

      If to a Buyer: To the address set forth immediately below such Buyer's name on the signature pages hereto.

      Each party shall provide notice to the other party of any change in address.

            g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), any Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from a Buyer or to any of its "affiliates," as that term is defined under the Exchange Act, and who is an Accredited Investor without the consent of the Company.

            h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

            i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in Sections 2, 3, 4 and 7 shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyers.

            j.    Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            k. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            l. Remedies. The Company and RGB Channel each acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company and RGB Channel each acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company or RGB Channel of the provisions of this Agreement, that the Buyers shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof.

      IN WITNESS WHEREOF, the Company and RGB Channel have caused this Securities Purchase Agreement to be duly executed as of the date first above written.


IPEX, INC.


__________________________________________
Sothi Thillairajah
Chief Executive Officer


RGB CHANNEL, INC.


__________________________________________
Sothi Thillairajah
Chief Executive Officer


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                       SIGNATURE PAGES FOR BUYERS FOLLOW.]

             [BUYER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

      IN WITNESS WHEREOF, undersigned Buyer has caused this Securities Purchase Agreement to be duly executed as of the date first above written.


Name of Buyer (Please Print):
                             ---------------------------------------------------
Signature of Authorized Signatory of Buyer:
                                           -------------------------------------
Name of Authorized Signatory (Please Print):
                                            ------------------------------------
Title of Authorized Signatory (Please Print):
                                             -----------------------------------
Email Address of Authorized Signatory:
                                      ------------------------------------------

State or Country of Residence:
                              --------------------------------------------------

Address of Buyer:




Address for Delivery of Securities for Buyer (if not same as above):




Aggregate Purchase Price:
Aggregate Principal Amount of Notes:
Federal EIN or SSN:  [PROVIDE THIS UNDER SEPARATE COVER]

                              Disclosure Schedules
                                       to
                          Securities Purchase Agreement

(Prepared in connection with Notes sold by the Company to the Buyers pursuant to the Securities Purchase Agreement dated as of March 21, 2006 (the "March 2006 Purchase Agreement"). Capitalized terms not defined herein shall have the meaning given to such terms in the March 2006 Purchase Agreement.)





























                                 March 21, 2006

                                  Schedule 3(a)
                                  Subsidiaries
                                  ------------


         AICI, Inc., a Nevada corporation 100% owned by the Company.

         RGB Channel, Inc., a Nevada corporation 100% owned by the Company.

                                  Schedule 3(c)
                                 Capitalization
                                 --------------


Outstanding Warrants
--------------------

      On March 18, 2005, the Company completed a private placement (the "March 2005 Transaction") of an aggregate of 3,500,000 shares of IPEX Common Stock, Series A Warrants to purchase 1,750,000 shares of IPEX Common Stock (the "Series A Warrants") and Series B Warrants to purchase 1,750,000 shares of IPEX Common Stock (the "Series B Warrants") to 76 accredited investors for aggregate gross proceeds of $3,500,000. The IPEX Common Stock, Series A Warrants and Series B Warrants were sold as Units, with each Unit consisting of two shares of IPEX Common Stock, one Series A Warrant and one Series B Warrant, for a per Unit purchase price of $2.00. Each Series A Warrant entitles the holder to purchase one share of common stock at $1.50 per share, exercisable for a period of five years. Each Series B Warrant entitles the holder to purchase one share of common stock at $2.00 per share, exercisable for a period of five years.

Outstanding Options
-------------------

      The Company has outstanding options to purchase 291,666 shares of IPEX Common Stock owned by Gerald Beckwith, the Company's former director and former Chief Executive Officer. Such options have an exercise price of $2.71 and expire February 15, 2016. These options were issued to Mr. Beckwith as compensation for services rendered to an employee and/or director of the Company.

      The Company has outstanding options to purchase 65,493 shares of IPEX Common Stock owned by Gerald Beckwith, the Company's former director and former Chief Executive Officer. Such options have an exercise price of $2.36 and expire February 15, 2016. These options were issued to Mr. Beckwith as compensation for services rendered to an employee and/or director of the Company.

      The Company has outstanding options to purchase 500,000 shares of IPEX Common Stock owned by Sothi Thillairajah, a current director of the Company and the Company's current Chief Executive Officer and Chief Operating Officer. Such options have an exercise price of $2.75 and expire July 6, 2011. These options were issued to Mr. Thillairajah as compensation for services rendered to an employee of the Company.

Outstanding Registration Rights
-------------------------------

      The Company has agreed to file a registration statement with the Securities and Exchange Commission covering the resale of the IPEX Common Stock and IPEX Common Stock issuable upon exercise of the Series A Warrants and Series B Warrants sold in the March 2005 Transaction as soon as practicable, but in no event later than 90 days after March 18, 2005. The Company agreed to use its best efforts to have such registration statement declared effective and remain effective until the selling shareholders have sold all their securities which were included in the registration statement or such securities may be sold under Rule 144(k) under the Securities Act. As of March 3, 2006 the Company has not filed such registration statement and the Company has not obtained any waivers related to the filing of such registration statement.

Outstanding Anti-Dilution or Price Adjustment Provisions
--------------------------------------------------------

      The Series A Warrants and the Series B Warrants sold by the Company in the March 2005 Transaction contain anti-dilution provisions and price adjustment provisions. The issuance of the Notes will cause the exercise price of the Series A Warrants and the Series B Warrants to be adjusted to $1.00 per share.

      If the Conversion Price (defined in the Notes) of the Notes is adjusted in accordance with Section 1.7(f) of the Notes, then such adjustment may cause a further downward adjustment to the exercise price of the Series A Warrants and the Series B Warrants.

      Upon any adjustment to the exercise price of the Series A Warrants and the Series B Warrants as described above, the number of shares of IPEX Common Stock issuable pursuant to the Series A Warrants and the Series B Warrants will be adjusted by multiplying such number by a fraction, the numerator of which will be the exercise price in effect immediately prior to such adjustment and the denominator of which shall be the exercise price in effect immediately thereafter.

                                  Schedule 3(l)
                                   Tax Status
                                   ----------


      None.

                                  Schedule 3(q)
                                   No Brokers
                                   ----------


      None.

                                  Schedule 4(d)
                                 Use of Proceeds
                                 ---------------


      All proceeds from the sale of the Notes will be used for general working capital purposes.